Janney Community Bank CEO Forum September 20-21, 2021

2 Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements include: the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on our website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that we make in this press release or the documents we file with or furnish to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors described above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2022 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.

3 HomeTrust Bancshares, Inc. Overview Headquarters: Asheville, NC Exchange/Ticker: NASDAQ: HTBI Founded: 1926 Number of Employees: 550 Locations: 32 (NC, SC, VA, TN) Stock Price: $27.26 Total Assets: $3.5 billion Price to TBV: 122% Total Loans: $2.7 billion Market Cap: $447 million Total Deposits: $3.0 billion Average Daily Volume: 47,901 Outstanding Shares: 16,636,483 Shares Repurchased: (since Feb 19, 2013) 8,465,948 or approx. 44% Financial data as of June 30, 2021 Market data as of September 15, 2021 Shares repurchased as of July 29, 2021

4 HomeTrust Bancshares, Inc. Overview Franchise Highlights • 2nd largest publicly traded community bank holding company headquartered in NC • Only remaining bank headquartered in Asheville – Top 10 City in America • North Carolina ranked #2 on CNBC’s 2021 annual list of America’s Top States for Business • Converted to stock form in July 2012 raising $211.6 million • Experienced management team with extensive local market knowledge Metro Markets 1) S&P Global Market Intelligence for MSA Demographics (growth projected for 2021 to 2026), National Averages: 2.9% Projected Population Growth, $67,800 2021 Median Household Income and 9.0% Projected Household Income Growth 2) Top 10 City in America by Travel and Leisure State Market Projected Population Growth * Projected Household Income Growth * 2021 Median Household Income * North Carolina Asheville 5.0% 13.4% $59,400 Charlotte 6.6% 11.8% $69,500 Raleigh 7.3% 11.0% $82,500 South Carolina Greenville 6.1% 12.4% $60,900 East Tennessee Knoxville 3.9% 9.0% $59,000 Tri-Cities 2.5% 9.7% $47,300 Virginia Roanoke 1.5% 8.6% $60,600 * Blue figures reflect markets higher than national averages

5 HomeTrust Bancshares, Inc. Overview • Proven ability to grow organically • 6% compounded annual organic growth rate of loan portfolio since 2012 conversion • 15% compounded annual organic growth rate of commercial loan portfolio • Proven ability to grow through M&A • 4 whole-bank acquisitions since 2014 • Acquisition of 10 branches from Bank of America • Footprint in attractive metro markets with strong growth • 6 of 7 metro market growth rates projected better than national average • Includes hot markets of Charlotte and Raleigh • Strong experienced team of revenue producers • Relationship managers with 20+ avg years of experience (most with larger banks) • Diversified loan portfolio • 59% CRE, C&I, construction • 17% Equipment and municipal finance • 28% Mortgage and consumer • Strong asset quality and credit discipline • 0.36% nonperforming assets to total assets; net charge-offs of <$200K fiscal year 2021 • Attractive core deposit mix and cost • Cost of core deposits = 0.15% for fiscal year 6/30/21 • Core deposits = 84% of total deposits • Ability to generate noninterest income • Noninterest income 1.08% of average assets vs 0.65% in 2012 • SBA loan gain on sale up 116% this fiscal year; Mortgage loan gain on sale up 56% • Strong capital position for continued growth • 10.6% Tangible Capital Ratio Value Drivers

6 Strong Footprint for Growth NC SC VA TN Reflects footprint after announced closure of nine branch locations effective September 2021

Profitability Improvement/Balance Sheet Restructuring Plan Repayment of Long-term Borrowings $475 million in long-term debt retired in March and June 2021 Estimated 3.6 year earn back of the $22.7 million prepayment penalty $5.7 million in estimated annual interest expense reductions Branch Closures Announced plan to close nine branches in NC, TN, and VA representing 22% of total branch network $3.2 million in estimated annual expense reductions SBA Loans In-House Servicing On July 1, 2021, transitioned from loan service provider to full back-room operations in-house $1.2 million of additional estimated annual SBA loan gain on sale and servicing income, net of expenses Expected Future Annual Financial Impact $10.1 million increase in pre-tax income ROA increase – 20 bps ROE increase – 200 bps Diluted EPS increase – $.47 Announced June 15, 2021 7

8 Paycheck Protection Program (PPP) PPP Period Applications Funded Balance Net Fees 2020 290 $80.8 million $2.1 million 2021 179 $31.2 million $1.3 million Total 469 $112.0 million $3.4 million Net fees deferred and amortized into interest income over the life of the loans • PPP funded through deposit growth and excess liquidity • 258 forgiveness applications approved for approx. $64.2 million through 6/30/21

9 COVID-19 Payment Relief (Dollars in thousands) $551,331 $91,244 $7,868 $5,757 $107 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 • Payment and financial relief program for borrowers as a result of COVID-19 • Program included 90-day loan payment deferrals which could be renewed for another 90 days under certain circumstances • Majority of loans came off principal and interest payment deferral by December 31, 2020 Principal and Interest Loan Deferrals Period-End Balances Very low principal and interest deferrals; however, still have $78.9 million in Commercial Loans (includes $62.7 million hotel and $12.7 million healthcare loans) on interest-only scheduled to return to principal and interest in the next few quarters Fiscal Year

10 COVID-19 Operational Impact Improvements Moving Forward Call Center Lowered wait times for phone calls by allowing overflow to be routed to branches Reduced staffing to improve cost efficiency as customers continue their digital adoption and number of branch transactions decline Lowering future occupancy expense by allowing more remote work when appropriate Branches Back Office

Digital Customer Experience $- $50,000 $100,000 $150,000 $200,000 $250,000 Digital Payments with Zelle Mobile Deposit ATM Bill Payment Remote Capture Debit Card Digital Banking Transfers 23% 89% Increase in Customer Volume Since March 2020 31% 15% 9% 75% 339% 1) Reflects June 2021 monthly dollar amounts and percentage increase from March 2020 2) Digital Payments with Zelle reflects increase since implementation of this product during the quarter ended September 30, 2020 3) Digital Banking Transfers includes both mobile and online banking Overall increase in digital banking at HomeTrust Bank with increase in online deposit accounts opened (Dollars in thousands) 11

Nonperforming Assets to Total Assets Net Charge-Offs (“NCO”) and NCO to Average Loans 0.00% 0.50% 1.00% 1.50% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2021* ALL ALL/Tot. Loans *Increase reflects the adoption of CECL on July 1, 2020 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 2016 2017 2018 2019 2020 2021 (Dollars in thousands) ACL to Nonperforming Loans (Coverage Ratio) 2016 2017 2018 2019 2020 2021 0.00% 50.00% 100.00% 150.00% 200.00% 250.00% 300.00% Allowance for Credit Losses (“ACL”) and ACL to Total Loans 12 Asset Quality 1,082 141 91 5,331 1,857 143 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2016 2017 2018 2019 (1) 2020 2021 Net Charge-Offs NCO/Avg. Loans (1) Includes $6 million charge-off for one commercial relationship. Excluding that charge-off, net recoveries for fiscal 2019 would have been $669,000 Fiscal Year Fiscal Year Fiscal Year Fiscal Year

13 CECL Adoption • Adopted as of July 1, 2020, CECL replaces the incurred loss methodology with a life of asset estimate concept • At adoption, recorded additional allowance for credit losses of $15.1 million ($0.3 million on commercial paper and $14.8 million on loan portfolio), additional deferred tax assets of $4.0 million, additional reserve for unfunded commitments of $2.3 million, and a reduction to retained earnings of $13.4 million • 18-model segments using mainly unemployment as an economic driver to estimate expected credit losses using peer data • Four-quarter reasonable and supportable period using Fannie Mae macroeconomic forecast and four-quarter straight- line reversion to average historical losses (mean) • $7.3 million benefit driven by improvement in the economic forecast as of June 2021 compared to adoption Allowance for Credit Losses Rollforward Adjustment to retail consumer and commercial portfolios at adoption Net charge-offs Benefit for Credit Losses Recoveries: $3,389 Charge-offs: ($3,532) (Dollars in thousands) Benefit for Credit Losses excludes the change in liability on unused commitments and allowance on commercial paper, a $135,000 provision for credit losses for the year ended June 30, 2021

14 Capital Management Cash Dividend $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 2019 2020 2021 • Initiated quarterly cash dividend of $0.06 on November 21, 2018 • Increased to $0.07 in November 2019 • Increased to $0.08 in November 2020 Per share Continue to remain well-capitalized and pay quarterly cash dividends Fiscal Year

15 Capital Management Stock Buybacks Buybacks Outstanding Authorized (%) Number of Shares Total Cost ($) Average Cost Per Share ($) TBV ($) 1st (4/29/13) 4 846,400 13,299 15.71 17.91 2nd (12/2/13) 5 1,041,245 17,055 16.38 17.94 3rd (11/18/14) 5 989,183 15,589 15.76 17.60 4th (8/5/15) 5 1,023,266 16,298 15.93 18.06 5th (1/20/16) 5 971,271 18,089 18.62 18.47 6th (11/8/18) 5 922,855 21,113 22.88 20.35 7th (10/16/19) 5 931,601 23,886 25.64 21.65 8th (4/1/20) 5 889,123 18,755 21.09 22.15 9th (7/22/21) 5 851,004 19,427 22.83 22.28 Total through July 2021 44 8,465,948 163,511 19.29 Shares to be purchased through recently approved 10th buyback 825,941 Total repurchased and authorized 9,291,889 1) Dollars in thousands, except per share amounts 2) Buyback dates for 1st thru 9th represent completion dates 3) Tenth buyback was approved on July 26, 2021 4) The period for Tangible Book Value (TBV) reflects the most recent quarter adjacent to the ending date of the buyback program

Lines of Business History

Stock Conversion
July
Converted from mutual to stock form with focus on commercial banking

New Commercial Process
December
Re-engineered and implemented new commercial process and recruited experienced bankers in new metro markets

SBA Lending
September
Started

Equipment Finance
February
Started

HELOCs Originated for Sale
December
Started

Core System Conversion
February
Converted to open architecture digital banking platform

2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Pre-Stock Conversion

Retail / Consumer – Limited Offerings

Mortgage – Old S&L Model

Commercial – Very Limited Capabilities

Mortgage Banking
Since FY 2017
Started building out group by adding 10 loan officers over the past 4+ years

Consumer Banking
New line of business consolidating Retail, Mortgage and Branch Operations

Business Banking
New line of business consolidating Business Bankers, Business Banking Branches and Investment Services

Ready for what's next.
16

17 Lines of Business Leadership Commercial Mark DeMarcus • Commercial Banking Group Executive • 35 years banking experience in the Carolinas and Virginia • 22-year career at legacy Wachovia as Regional President, Corporate Banking Manager, treasury sales and credit administration Stephanie Barbier • Director of Treasury Services • 22 years banking experience • Treasury consulting and management position with Carolina Commercial team of Wells Fargo Consumer Banking Retail Banking Market Teams Consumer Banking Mortgage Banking Kristin Powell • Consumer Banking Group Executive • 20 years banking experience • Mortgage leadership and strategic positions at banks including PNC, RBC, and Bank of America Equipment & Municipal Finance SBA Lending Treasury Management Services Commercial & Industrial Middle Market Banking Commercial Real Estate Business Banking Business Banking Market Teams Investment Services Professional Banking Susan Puryear • Business Banking and Private Client Group Executive • 27 years banking experience • Wealth advisory and commercial positions at banks including BB&T, RBC and legacy Wachovia Wholesale Lending HELOCs Originated for Sale Indirect Auto Mike Knepshield • Director of Consumer Sales and Credit Strategy • 21 years banking experience • Consumer lending, mortgage-backed lending, and small business credit sales consulting positions at banks including Wells Fargo and Wachovia

18 Maturing Lines of Business • Historical/Current • Began in February 2018 • Implemented industry leading leasing core technology system and processes • Built out team of 7 with deep experience in equipment finance • Current portfolio of over $344 million with yield of 4.14% • Looking forward • Modified performance incentives to increase average loan size for improved efficiencies • Better management of pricing by using a model to incorporate duration and credit risk into higher yields • Strategic alignment by incorporating municipal finance Update Equipment Finance

19 Maturing Lines of Business • Historical/Current • Began in September 2017 • Originate SBA 7(a) and USDA B&I loans, selling the guaranteed portion (typically 75%) at a gain and retaining 25% in portfolio • Gain on sale of $6.1 million, $2.8 million and $3.4 million for FY 2021, 2020 and 2019, respectively • FY 2020 gain was reduced due to COVID-19 pandemic • Current retained loan portfolio of $47 million • On July 1, 2021, transitioned from using 3rd party loan service provider to moving full back-room operations in-house • Looking forward • Continue to lever our lending platform to increase gain on sale and create additional servicing income Update SBA Lending

20 Maturing Lines of Business • Historical/Current • Traditionally a strong product • Restructured mortgage loan origination process • Added 10 new mortgage loan officers since beginning of FY 2017 • Increased rates for better execution and higher gain on loan sales • Gain on sale of $10.5 million, $5.4 million and $2.8 million for FY 2021, 2020 and 2019, respectively • Looking forward • Enhance digital automation throughout the process to improve efficiencies and customer experience Update Mortgage Banking

21 Maturing Lines of Business • Historical/Current • Partnered with third party to purchase HELOCs beginning in December 2014 - grew portfolio to $160 million by 2018 • Began to transition to origination of HELOCs with warehouse to sell to others in March 2019 • Gain on sale of loans • Reducing credit risk • Velocity play • Originate loans in HomeTrust Bank’s name with stringent internal underwriting guidelines • Developed and monitored pilot program in FY 2020 • Gain on sale of $724,000 in last twelve months • $57.5 million held for sale as of June 30, 2021 • Looking forward • Expand program after successful pilot to continue to increase gain on sale HELOCs Originated for Sale

22 Maturing Lines of Business • Historical/Current • New line of business • Looking forward • Adding seasoned bankers to grow portfolio of loans and deposits • Enhance debit card revenue • Bundled products through Treasury Management Services Business Banking Commercial Banking • Historical/Current • Expanded footprint into 6 larger metro markets since 2012 • Built out infrastructure with the right people and processes • Looking forward • Continue to expand C&I bankers • Penetrate existing relationships with Treasury Management services • Provide additional financing opportunities with complementary Equipment Finance and SBA

23 Core Technology Upgrade • Successful conversion and upgrade of our core technology systems in February 2020 • Leading to better operational alignment and process improvements to achieve more cost efficiencies • Strategic technological transformations to ensure future readiness • Open architecture allows pursuit of best of breed strategy with regards to digital banking and streamlining back-office processes • Allows for tactical enhancements necessary to meet the growing complexity of the organization Core Banking System

$1,720,056 $1,583,323 $2,074,454 $2,783,114 $2,717,677 $3,206,533 $3,304,169 $3,476,178 $3,722,852 $3,524,723 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 Assets Loans Deposits Mergers with BankGreenville July 2013 Jefferson Federal Bank May 2014 Merger with TriSummit Bank January 2017 Stock Conversion July 2012 24 Organic and M&A Growth Since 2012 Conversion Merger with Bank of Commerce July 2014 Acquisition of 10 Bank of America Branches Nov 2014 Fiscal Year (Dollars in thousands) Total assets reflects the prepayment of $475 million in FHLB borrowings during the fiscal year ended June 30, 2021

25 Adjusted Earnings Performance $12,228 $17,111 $25,886 $26,821 $22,783 $34,190 $0.70 $0.94 $1.38 $1.46 $1.30 $2.06 $- $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2021 Net Income - Adjusted Diluted EPS - Adjusted (Dollars in thousands, except per share data) See Non-GAAP Disclosure Appendix Fiscal Year

Adjusted Return on Assets 0.45% 0.58% 0.80% 0.79% 0.63% 0.92% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 2016 2017 2018 2019 2020 2021 26 Fiscal Year See Non-GAAP Disclosure Appendix

Increasing Noninterest Income 27 (Dollars in thousands) $14,291 $16,107 $18,972 $22,940 $30,332 $39,821 0.52% 0.53% 0.58% 0.67% 0.84% 1.08% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2016 2017 2018 2019 2020 2021 % of average assets Fiscal Year

28 Loan Portfolio Composition $ 6 2 3 ,7 0 1 $ 6 8 4 ,0 8 9 $ 6 6 4 ,2 8 9 $ 6 6 0 ,5 9 1 $ 4 7 3 ,6 9 3 $ 4 0 6 ,5 4 9 $ 4 5 8 ,8 8 5 $ 5 1 8 ,3 9 0 $ 5 5 4 ,9 1 5 $ 5 0 1 ,8 7 3 $ 4 3 3 ,6 4 9 $ 3 5 8 ,6 8 3 $ 7 4 9 ,8 7 3 $ 1 ,1 4 9 ,9 3 6 $ 1 ,3 0 7 ,4 1 2 $ 1 ,5 4 2 ,7 2 2 $ 1 ,7 8 0 ,8 9 1 $ 1 ,9 2 1 ,3 8 5 $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 2016 2017 2018 2019 2020* 2021* Lo a n B a la n ce Fiscal Year 1-4 Family HELOCs & Other Consumer Commercial 15% 13% 42% 7% 23% Loans: June 30, 2021 1-4 Family ($406,549) HELOCs & Other Consumer ($358,683) Commercial RE ($1,142,276) Construction and Development ($179,427) Other Commercial ($599,682) Commercial 72% HELOCs & Consumer 13% 1-4 Family 15% (Dollars in thousands) 34% 25% 26% 5% 10% Loans: June 30, 2016 1-4 Family ($623,701) HELOCs & Other Consumer ($458,885) Commercial RE ($486,561) Construction and Development ($86,840) Other Commercial ($176,472) Commercial 41% HELOCs & Consumer 25% 1-4 Family 34% Transitioning to a Commercial Bank Portfolio *Excludes PPP loans

29 Non-Owner Occupied CRE Composition 13% 12% 11% 16%12% 3% 13% 9% 11% As of June 30, 2021 Multifamily Office Other Retail Hospitality Shopping Centers Restaurants Industrial Healthcare Other Total balance of $875 million.

30 Equipment Finance Composition 23% 1% 21% 12% 8% 2% 8% 10% 4% 11% Industry and Equipment Type Construction Municipal Over the Road Tractors Light, Medium, Heavy Vehicles Manufacturing Material Handling Forestry Healthcare - Medical Office / Recycling / Other Trailers - All Trailers As of June 30, 2021

31 Equipment Finance Composition As of June 30, 2021 76% 24% National East of Mississippi West of Mississippi 54% 46% Southeast Footprint Southeast Outside Southeast Reflects borrower location

32 Total Loan Production* $325,537 $524,264 $520,786 $377,213 $430,458 $650,892 $124,070 $170,895 $163,887 $166,466 $155,299 $205,590 $11,118 $17,251 $41,266 $169,973 $191,476 $212,049 $54,598 $49,794 $60,118 $72,999 $73,351 $90,389 $87,844 $84,707 $99,558 $55,610 $50,380 $50,407 $- $28,453 $61,687 $53,544 $86,358 $91,963 $134,258 $126,096 $122,950 $223,937 $410,266 $- $6,629 $121,601 $161,106 $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 2016 2017 2018 2019 2020 * 2021* O ri g in a ti o n s Fiscal Year Commercial 1-4 Family Equipment & Municipal Finance HELOC/Consumer Indirect Auto SBA Originated for Sale 1-4 Family Originated for Sale HELOC/Consumer Originated for Sale Total Loan Production: $695,130 Total Loan Production: $981,169 Total Loan Production: $1,040,164 Total Loan Production: $1,033,527 Total Loan Production: $1,300,046 Total Loan Production: $1,867,057 (Dollars in thousands) *Excludes PPP loans

33 Commercial Loan Production by Type (Dollars in thousands) $ 2 2 ,9 3 3 $ 1 6 4 ,9 4 5 $ 1 3 7 ,6 6 0 $ 9 2 ,5 9 1 $ 1 9 2 ,8 0 3 $ 2 3 8 ,8 7 0 $ 7 7 ,8 7 1 $ 2 3 4 ,1 0 2 $ 2 5 7 ,4 9 4 $ 1 9 6 ,7 4 3 $ 1 7 3 ,9 0 4 $ 1 5 4 ,8 9 8 $ 2 0 9 ,3 3 7 $ 1 7 2 ,6 1 8 $ 2 1 2 ,5 0 7 $ 2 3 4 ,0 8 5 $ 3 4 8 ,5 9 9 $ 2 4 7 ,2 3 2 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 C&I / Equipment Finance* Commercial Construction CRE O ri g in a ti o n s Fiscal Year 2016 2017 2018 2019 2020 2021 *Excludes municipal leases

34 Consumer Loan Production (Dollars in thousands) $ 5 4 ,5 9 8 $ 8 7 ,8 4 4 $ 4 9 ,7 9 4 $ 8 4 ,7 0 7 $ 6 0 ,1 1 8 $ 9 9 ,5 5 8 $ 7 2 ,9 9 9 $ 5 5 ,6 1 0 $ 7 3 ,3 5 1 $ 5 0 ,3 8 0 $ 9 0 ,3 8 9 $ 5 0 ,4 0 7 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 HELOC-Originated for Investment/Consumer Indirect Auto O ri g in a ti o n s Fiscal Year 2016 2017 2018 2019 2020 2021 $0

35 Mortgage Loan Production $ 9 1 ,9 6 3 $ 1 3 4 ,2 5 8 $ 1 2 6 ,0 9 6 $ 1 2 2 ,9 5 0 $ 2 2 3 ,9 3 7 $ 4 1 0 ,2 6 6 $ 1 2 4 ,0 7 0 $ 1 7 0 ,8 9 5 $ 1 6 3 ,8 8 7 $ 1 6 5 ,3 5 9 $ 1 5 4 ,5 4 9 $ 2 0 5 ,5 9 0 62% 63% 78% 77% 59% 47% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2016 2017 2018 2019 2020 2021 O ri g in a ti o n s Fiscal Year Brokered Loans Portfolio Loans % Purchase Mortgages (vs. Refinances) (Dollars in thousands)

Deposit Portfolio Mix FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Time Deposits $442,649 $462,146 $516,152 $712,190 $739,142 $472,777 Core Deposits* $1,360,047 $1,586,305 $1,680,101 $1,615,068 $2,046,614 $2,482,764 $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 Total Deposits: $1,802,696 Total Deposits: $2,048,451 Total Deposits: $2,196,253 36 (Dollars in thousands) Total Deposits: $2,327,257 Total Deposits: $2,785,756 Total Deposits: $2,955,541 *Checking, Money Market and Savings

24.6% 22.6% 23.5% 30.6% 26.6% 16.0% 40.6% 39.4% 40.6% 37.3% 37.1% 40.6% 34.9% 38.1% 35.9% 32.1% 36.3% 43.4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2016 2017 2018 2019 2020 2021 Time Deposits Money Market/Savings Checking Accounts Deposit Composition – June 30, 2021 Deposit Migration 0.28% 0.28% 0.37% 0.70% 0.91% 0.33% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 2016 2017 2018 2019 2020 2021 Cost of Deposits 37 Deposit Composition $472,777 $1,201,392 $1,281,372 Time Deposits Money Market/Savings Checking Accounts (Dollars in thousands) Fiscal Year Fiscal Year Deposit balances as of fiscal year end; Cost of deposits are averages for the fiscal year

38 Market Price and Price to Tangible Book $18.50 $24.40 $28.15 $25.14 $16.00 $27.90 97% 126% 141% 119% 71% 125% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2016 2017 2018 2019 2020 2021 Market Price per Share Price to Tangible Book Fiscal Year See Non-GAAP Disclosure Appendix

Quarter Highlights

(Dollars in thousands, except per share amounts)

	Quarter Ended 6/30/2021	Quarter Ended 6/30/2020	Change Amount	Change Percent
Earnings (GAAP)				
Net income (loss)	$ (7,408)	$ 3,595	$ (11,003)	(306%)
Earnings per share (EPS) - diluted	$ (0.46)	$ 0.22	$ (0.68)	(309%)
Return on assets (ROA)	(0.81%)	0.39%	(1.20%)	(308%)
Net interest margin (tax-equivalent)	3.10%	2.92%	0.18%	6%
Noninterest income	$ 11,160	$ 7,223	$ 3,937	55%
Efficiency ratio - adjusted [1]	73.86%	76.51%	(2.65%)	(3%)
Core Earnings [1]				
Adjusted net income	$ 8,310	$ 3,595	$ 4,715	131%
Adjusted earnings per share (EPS) - diluted	$ 0.50	$ 0.22	$ 0.28	127%
Adjusted return on assets (ROA)	0.91%	0.39%	0.52%	133%
Organic Loan Growth [2]				
Net Loan Growth:				
$ Growth	$ 76,664	$ 35,349	$ 41,315	117%
% Growth (annualized)	11.93%	5.48%	6.45%	118%
Loan Originations:				
Commercial portfolio	$ 273,585	$ 154,477	$ 119,108	77%
Retail portfolio	109,867	71,109	38,758	55%
Loans originated for sale	173,292	246,075	(72,783)	(30%)
Total Originations	$ 556,744	$ 471,661	$ 85,083	18%

(1) See Non-GAAP Disclosure Appendix
(2) Excludes PPP loans and purchased HELOCs
Source: Company documents previously filed with the SEC

Ready for what's next.

39

Year-To-Date Highlights

(Dollars in thousands, except per share amounts)	Twelve Months Ended				Change		
Earnings (GAAP)	6/30/2021		6/30/2020		Amount		Percent
Net income	$	15,675	$	22,783	$	(7,108)	(31%)
Earnings per share (EPS) - diluted	$	0.94	$	1.30	$	(0.36)	(28%)
Return on assets (ROA)		0.42%		0.63%		(0.21%)	(33%)
Net interest margin (tax-equivalent)		3.04%		3.17%		(0.13%)	(4%)
Noninterest income	$	39,821	$	30,332	$	9,489	31%
Efficiency ratio - adjusted [1]		74.08%		71.62%		2.46%	3%
Core Earnings [1]							
Adjusted net income	$	34,190	$	22,783	$	11,407	50%
Adjusted earnings per share (EPS) - diluted	$	2.06	$	1.30	$	0.76	58%
Adjusted return on assets (ROA)		0.92%		0.63%		0.29%	46%
Organic Loan Growth [2]							
Net Loan Growth:							
$ Growth	$	31,000	$	183,293	$	(152,293)	(83%)
% Growth (annualized)		1.18%		7.08%		-5.90%	(83%)
Loan Originations:							
Commercial portfolio	$	862,942	$	621,920	$	241,022	39%
Retail portfolio		346,386		278,280		68,106	24%
Loans originated for sale		700,868		479,814		221,054	46%
Total Originations	$	1,910,196	$	1,380,014	$	530,182	38%

(1) See Non-GAAP Disclosure Appendix
(2) Excludes PPP loans and purchased HELOCs
Source: Company documents previously filed with the SEC

Ready for what's next.
40

41 Balance Sheet Highlights (Dollars in thousands, except per share amounts) 6/30/2021 6/30/2020 Amount Percent Total assets 3,524,723$ 3,722,852$ (198,129)$ (5%) Total loans, net 2,697,799 2,741,047 (43,248) (2%) Core deposits 2,482,764 2,046,614 436,150 21% Total deposits 2,955,541 2,785,756 169,785 6% Stockholders' equity 396,519 408,263 (11,744) (3%) Nonperforming loans to total loans 0.46% 0.58% (0.12%) (21%) Classified assets to total assets 0.64% 0.84% (0.20%) (24%) Book value per share 23.83$ 23.99$ (0.16)$ (1%) Tangible book value per share (1) 22.28$ 22.43$ (0.15)$ (1%) HomeTrust Bancshares, Inc. share price 27.90$ 16.00$ 11.90$ 74% Price to tangible book value 125% 71% 54% 76% As of Change (1) See Non-GAAP Disclosure Appendix Source: Company documents previously filed with the SEC

42 Investor Contacts Dana Stonestreet Chairman and CEO dana.stonestreet@htb.com Hunter Westbrook President and Chief Operating Officer hunter.westbrook@htb.com Tony VunCannon EVP/Chief Financial Officer/Corporate Secretary/Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com

Non-GAAP Disclosure Appendix

In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income excluding branch closure and restructuring expense, prepayment penalties on borrowings, merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, gain from the sale of premises and equipment, and earnings per share ("EPS"), return on assets ("ROA"), and return on equity ("ROE") excluding branch closure and restructuring expense, prepayment penalties on borrowings, merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, and gain from the sale of premises and equipment. The Company believes these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison, to the Company's competitors. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital and earnings ability over time and in comparison, to its competitors. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for total stockholders' equity or operating results determined in accordance with GAAP. These non- GAAP measures may not be comparable to similarly titled measures reported by other companies. 44 Non-GAAP Disclosure Reconciliation

45 Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of our efficiency ratio: Set forth below is a reconciliation to GAAP of tangible book value, tangible book value per share, and book value per share:

46 Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP net income, EPS, ROE, and ROA as adjusted to exclude merger-related expenses, certain state tax expense, adjustments for the change in federal tax law, gain on sale of premises and equipment, branch closure and restructuring expenses, and prepayment penalty on borrowings: In relation to the two-class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC